The
JPM Institutional
International
Bond Fund


ANNUAL REPORT
SEPTEMBER 30, 1996

LETTER TO THE SHAREHOLDERS OF THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND

November 15, 1996

Dear Shareholder:

We are pleased to report that The JPM Institutional International Bond Fund produced strong investment performance for the fiscal year ending September 30, 1996.

In a challenging investment environment, made complex by the varying economic cycles in both Europe and Japan, the Fund returned 12.09% for the year -- which compares favorably to both benchmark and competitor returns. The Fund was in line with the 12.11% return of the Salomon Brothers Non-U.S. Government Bond Index (currency hedged) for the year. The Fund outperformed its competitors, as measured by the Lipper Universe Average (which returned 9.27%), and ranked favorably against the Morningstar World Bond Fund Average (which returned 12.90%).

The Fund's net asset value increased from $11.12 per share at the beginning of its fiscal year, to $11.30 by September 30, 1996, after making distributions of $1.08 from short-term capital gains. The Fund's net assets also increased from $4.2 million to $13.3 million. The net assets of The Non-U.S. Fixed Income Portfolio, in which the Fund invests, totaled approximately $145.9 million on September 30, 1996.

In addition to the performance and allocation highlights within this report, we have also provided a portfolio manager Q&A with Robert P. Browne, a member of our international portfolio management team. This interview is designed to address commonly asked questions regarding the Portfolio and the markets in which it invests. Bob also discusses major decisions affecting the Portfolio during the fiscal year just past, as well as our outlook and strategy for the months ahead.

As always, we welcome your comments and questions or any suggestions as to how we can improve the financial reports we prepare for you. As such, we encourage you to call J.P. Morgan Funds Services toll free at (800) 766-7722.

Sincerely yours,

/S/ Evelyn E. Guernsey

Evelyn E. Guernsey
J.P. Morgan Funds Services

-------------------------------------------------------------------------------
TABLE OF CONTENTS

Letter to the shareholders. . . .  1    Fund facts and highlights . . . .  9

Fund performance. . . . . . . . .  2    Financial statements. . . . . . . 11

Portfolio manager Q&A . . . . . .  3
-------------------------------------------------------------------------------

Fund performance

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. Our approach is to take a look at the growth of a hypothetical investment of $1,000,000 (the minimum investment in the Fund). The chart at right shows that $1,000,000 invested in the Fund on December 1, 1994* would have grown to $1,264,759 at September 30, 1996. This chart takes the fund's actual (or cumulative) return and shows you what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically 1, 5, or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $1,000,000 SINCE INCEPTION*
DECEMBER 1, 1994 - SEPTEMBER 30, 1996

[Line Graph]

[FOLLOWING IS AN EDGAR REPRESENTATION OF THE POINTS IN LINE GRAPH]

--------------------------------------------------------------------
                                                   Salomon Brothers
                         JPM Institutional       Non-U.S. Government
                      International Bond Fund         Bond Index
                      -----------------------    -------------------
Inception*                  $1,000,000                $1,000,000
9/30/96                     $1,264,759                $1,272,607
--------------------------------------------------------------------



PERFORMANCE                                           Total Returns                  Average Annual Total Return
                                                    -------------------------      -------------------------------
                                                      Three          Six             One         Since
As of September 30, 1996                              Months         Months          Year        Inception*
-----------------------------------------------------------------------------      -------------------------------
The JPM Institutional International Bond Fund          4.15%          6.60%         12.09%         13.67%
Salomon Brothers Non-U.S. Government
  Bond Index (currency hedged)                         4.12%          6.82%         12.11%         14.01%
Lipper Universe Average                                3.73%          5.50%          9.27%         12.46%
Morningstar World Bond Fund Average                    4.54%          7.55%         12.90%         12.55%



*12/1/94 - COMMENCEMENT OF OPERATIONS.
PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES AND ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND INVESTS ALL OF ITS INVESTABLE ASSETS IN THE NON-U.S. FIXED INCOME PORTFOLIO, A SEPARATELY REGISTERED INVESTMENT COMPANY WHICH IS NOT AVAILABLE TO THE PUBLIC BUT ONLY TO OTHER COLLECTIVE INVESTMENT VEHICLES SUCH AS THE FUND. THE SALOMON BROTHERS NON-U.S. GOVERNMENT BOND INDEX (CURRENCY HEDGED) IS AN UNMANAGED INDEX IN WHICH INVESTORS MAY NOT DIRECTLY INVEST. MORNINGSTAR, INC. AND LIPPER ANALYTICAL SERVICES, INC. ARE LEADING RESOURCES FOR MUTUAL FUND DATA. NO REPRESENTATION IS MADE THAT INFORMATION GATHERED FROM THESE SOURCES IS ACCURATE OR COMPLETE.

Portfolio manager Q&A

[Photo]

Following is an interview with ROBERT P. BROWNE, VICE PRESIDENT, who is a member of the portfolio management team responsible for implementing THE NON-U.S. FIXED INCOME PORTFOLIO in which the Fund invests. Mr. Browne joined J.P. Morgan in June 1989 after earning his Master s Degree in International Business Studies from the University of South Carolina. From February 1990 to April 1994, he worked in Morgan's Tokyo office as a global fixed income and currency portfolio manager. In April 1994, he transferred to Morgan's London office, where he currently manages global and international fixed income portfolios. This interview was conducted on October 25, 1996, and reflects Bob's views on that date.

THROUGHOUT THE LAST TWELVE-MONTH PERIOD, FROM OCTOBER 1995 TO SEPTEMBER 1996, INTERNATIONAL BOND INVESTORS ENJOYED NEAR-PERFECT INVESTMENT CONDITIONS -- A BENIGN ENVIRONMENT OF MODERATE ECONOMIC GROWTH AND LOW INFLATION WORLDWIDE PROMPTED MOST CENTRAL BANKS TO LOWER INTEREST RATES, WHICH IS, OF COURSE, IDEAL FOR BONDS.

SEVERAL QUESTIONS REGARDING THIS:
 FIRST, CAN YOU PROVIDE SOME REASONS AS TO WHY THESE CONDITIONS PREVAIL WITHIN SO MANY SEPARATE ECONOMIES AROUND THE WORLD? SOME SAY GOVERNMENTS, IN GENERAL, HAVE BECOME QUICKER TO ADJUST MONETARY POLICY AND HAVE ALSO BECOME MORE FISCALLY RESPONSIBLE -- DO YOU AGREE, OR IS IT MORE COMPLICATED THAN THAT?
 SECONDLY, HOW LONG CAN INVESTORS EXPECT THIS SCENARIO TO CONTINUE? DO YOU SEE ANY SIGNS OF INCREASING GROWTH OR HIGHER INFLATION EMERGING ANYWHERE IN THE INTERNATIONAL ARENA?

RPB: Clearly, the ongoing deflationary trend prevailing worldwide explains a large portion of the strong bond returns we've seen over the past twelve months. Outside the U.S., and particularly in Europe, there HAS been, until recently, a common theme of fairly stringent monetary policies, and these central bank policies have been supported by the currently tight fiscal
policies of the European governments.   European economies have continued to
suffer from fiscal contraction, which greatly explains their weakness during a period when monetary policy has been gradually easing. Monetary policy this year was finally used to offset the tight fiscal conditions and, following the directive of the Bundesbank, easing has been a consistent theme
throughout Europe.   Thus, with central banks becoming quick to adjust
monetary policy at a time when their governments have been implementing tight fiscal policies, we have had near-perfect conditions for most bond markets
over the past twelve months.   Now getting to the second part of your
question, regarding any signs of increasing growth or higher inflation -- well, we don't really see any inflationary danger on a structural basis anywhere. Even when we look at markets where economic growth has been taking place (in the U.S. and Japan, for example) there has been very little pricing pressure or inflationary follow-through. Not to say inflation is non-existent, because certainly you'll always see pricing pressure on a cyclical basis. But when we look around the world currently, perhaps the only market facing any danger of even a cyclical uptick in inflation is the U.S., and the "tightness" of its labor market is the culprit.
  Nevertheless, we see time and time again, the limited ability of corporations to pass through higher prices to their end buyers. We believe that profit margins will suffer, even in the U.S., before we see an across-the-board uptick in inflation. That will probably happen, we think, over the next three to six months. Admittedly, we are surprised by the lack of inflationary pressure that has yet to surface in the U.S. Looking outside the U.S., we see even less reason to be fearful of the inflationary threat.
  There is another prevailing condition which has provided great comfort to bond investors: they know that both the central banks and, if the central banks are not vigilant enough, then the markets THEMSELVES will paralyze any economic growth that moves too rapidly. If central banks are not raising rates quickly enough, international bond investors do the job for them. So these open markets have also allowed the economies to find equilibrium fairly soon, and fairly easily.

IS THIS SIMILAR TO THE RECENT DYNAMICS IN THE U.S., WHERE THE BOND MARKET ITSELF IS CREATING THE TIGHTENING IN THE ABSENCE OF FEDERAL RESERVE ACTION?

RPB: Yes. And Alan Greenspan (Federal Reserve Chairman) has been quick to note that. Since the markets have more often been preemptive, the fear for any central bank is to exacerbate a tightening which has already been put in place by the financial markets, particularly at the long end. The U.S. economy is, in general, much more sensitive to long-term interest rates than short-term interest rates. That varies from country to country, but certainly central bankers who have seen the long-end rise by 100 basis points have to recognize that will have a weakening impact on the economy overall. And we're seeing that not just in the U.S., but elsewhere as well.

THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND PRODUCED STRONG RESULTS THROUGHOUT THE TWELVE-MONTH PERIOD. WHAT WERE THE PRIMARY REASONS FOR THIS STRONG PERFORMANCE -- WAS IT SECURITY SPECIFIC, COUNTRY SPECIFIC OR DURATION DRIVEN?

RPB: Clearly, the Fund has benefited from riding the wave of a prevailing deflationary trend, particularly in Europe. That's the market, or the region, where we have had the greatest conviction regarding the weakness of their underlying economies, the prospects of monetary easing by their central banks and, of course, the lack of inflationary pressure that continues to exist. So, a big part of the reason for our strong performance was our overweight in the European block, which, for bond investors, has done so well. Also, within Europe, we were quicker than our competitors to get into the higher-yielding markets of Italy and Spain, for example. This too added to our already strong European bond performance.
  The Portfolio's underweight in Japan, however, is something which has been both pro and con for us. Japan is a market that has not yet had the major sell-off we expected when we initially started underweighting it last year. But at the same time, by being underweight in Japan, we were emboldened to be more overweight in Europe than we may have otherwise been. So that's why I say our positioning in Japan has been both a pro and a con. The negative aspect is that we were underweight in a market which had positive returns. But that underweight in Japan encouraged us to be more overweight in markets which we thought would outperform it -- and that was indeed the case.

IS IT TRUE THAT THE LARGER, MORE STABLE ECONOMY OF GERMANY WILL OFTEN PROVIDE MONETARY AND FISCAL DIRECTION FOR THE SMALLER ECONOMIES, SUCH AS ITALY AND SPAIN? IS THIS CONDITION MORE PREVALENT NOW, AS THESE COUNTRIES STRIVE TO MEET THEIR "MAASTRICHT" DEADLINES FOR ENTRY TO EUROPEAN MONETARY UNION (EMU)? WHAT ARE THE IMPLICATIONS OF THIS PHENOMENON FOR INTERNATIONAL BOND INVESTORS, IN PARTICULAR THOSE LOOKING TO INVEST IN THE HIGHER-YIELDING MARKETS OF, SAY, ITALY AND SPAIN?

  RPB: For the smaller economies to be taken seriously as candidates for monetary union, it is necessary for them to adopt the fiscal and monetary discipline shown by Germany. In fact, movement certainly is already in that direction.
  Traditionally, Italy and Spain were viewed as high-risk, high-yield markets and most investors were not comfortable owning these bonds unless they were offered large yield spreads relative to Germany. What investors failed to appreciate about these countries early on is that they were becoming clear, long-term structural beneficiaries of their monetary and fiscal convergence towards core Europe.
  At first, we, and I believe the markets as well, were slow to appreciate the fact that EMU is not only following an economic agenda, but is following a political one as well. And we were evaluating these markets purely on an economic basis: that is, their ability to meet the Maastricht criteria cleanly and without any type of trickery. For that reason, we were quite cautious whenever these markets traded to the lower end of their yield ranges.
  But once investors recognized the political agenda was dictating the valuation of these markets -- and that also the central banks and governments of these markets were becoming more and more committed to making EMU in 1999 -- that is when these countries received critical recognition by the market. More investors purchased the bonds of these countries, which lead to their outperformance.
  To this day, we think these countries will continue to benefit from their convergence. And when looking at these countries, we are not so much concerned about whether or not they make EMU in 1999. Rather, the critical factor is the underlying commitment exhibited by these countries to converge fiscally and monetarily in order to achieve EMU. Whether they actually achieve it by 1999 is irrelevant -- the fact that they are trying and will continue to try is what's important.
  The implications for bond investors regarding EMU are really two-fold. First, as countries strive for entry to EMU, their near-term economic conditions will very likely weaken further, thus creating an ideal environment for their bond markets. Secondly, as these countries strive for EMU, long-term structural stability will, almost by default, be attained. Therefore we believe the implications of EMU for international bond investors will prove favorable, especially in the countries of Italy and Spain, where efforts are most advanced. The Fund initiated overweight positions in both Italy and Spain throughout the last annual period and will maintain that overweight into 1997.

WE WOULD LIKE TO SWITCH THE DISCUSSION FROM EUROPE TO JAPAN. THROUGHOUT THE TWELVE-MONTH PERIOD, JAPAN HAS BEEN A PERPETUAL UNDERWEIGHT IN THE PORTFOLIO, EVEN THOUGH IN SOME OF THOSE MONTHS JAPANESE BONDS WERE AMONG THE TOP INTERNATIONAL PERFORMERS. WHY THE CONTINUAL UNDERWEIGHT? YOU MENTIONED EARLIER THIS UNDERWEIGHT SLIGHTLY HINDERED FUND PERFORMANCE -- WHEN DO YOU FORESEE ADDING MORE EXPOSURE TO JAPAN?

RPB: Certainly being long in Japan, or being long in any market, would have been the way to go over the last twelve-month period. So because of our deliberate and continual underweight, the Japanese bond market is one that's been particularly disappointing for us.
  We have remained underweight in Japan over the past year because we expected that certain major events, or conditions, would occur and we expected these conditions would impact negatively on the Japanese bond market.
  For example, a year ago, we expected a strong rebound of the dollar against the yen, and we expected this yen depreciation to occur by substantial degrees. This, in fact, eventually occurred. Sharp currency depreciation generally is not good for bond markets, as intervention by central banks with rate increases can often result.
  Also, we expected the Japanese economy to show clear indications of recovery -
- and, again, that condition occurred. In fact, over the past eighteen months Japan actually had the strongest economic growth among the G7 countries, which is something most investors don't realize. Typically, when an economy posts such stronger than expected growth, the prospect for rate increases is again a threat to bond holders.
  Finally, we expected the Japanese equity market to rebound, which would theoretically represent the end of the deflation of asset prices that had been taking place for a long time in Japan. As anticipated, the equity market did rebound, moving in from 14,000 to over 22,000 at one point.
  The major events or conditions that we anticipated would take place actually did materialize. What was disappointing, however, is that these conditions did not have the negative impact on Japanese bonds that we also expected, which explains our underperformance in Japan relative to the index.
  Given the fact that much of the economic recovery, dollar/yen and equity stories has been realized, we have already been scaling back on our underweight Japanese bond position and we remain buyers on dips. We are by no means bullish on Japanese bonds, however, and we still think they will underperform relative to other bond markets.
  We are still underweight in Japan, but not as underweight as we had been. And although this position hurt Fund performance on the isolated country basis, it did cause us to be more overweight in other, better performing markets. From a total portfolio construction point of view, the underweight story in Japan has probably been positive.

REGARDING THE DOLLAR-BLOCK COUNTRIES OF CANADA AND AUSTRALIA, THE FUND'S MOST RECENT PERFORMANCE BENEFITED QUITE WELL FROM ITS OVERWEIGHT POSITIONS THERE. WHAT WERE SOME OF THE FACTORS THAT CONTRIBUTED TO YOUR DECISION TO OVERWEIGHT IN THESE COUNTRIES? DO PROSPECTS LOOK EQUALLY FAVORABLE FOR THESE COUNTRIES INTO THE NEXT TWELVE-MONTH PERIOD?

RPB: In retrospect, the Canadian and Australian markets have done quite well. They ve actually managed to slip by unnoticed with stellar returns, while the high-yielding European markets of Italy and Spain received all the attention.
  Over the last twelve months, many of our competitors were underweight in the Canadian market -- and they've been playing catch-up ever since. The easier policies of Canada's central bank, coupled with the government's fiscal rectitude, surprised most investors. We had evaluated the Canadian bond market on a relative-value basis earlier on when Canadian bonds had much higher bond yields and traded at spreads of over 175 basis points relative to the U.S. We took the opportunity to buy and the Fund benefited from our exposure to this unnoticed market.

  Going forward, we'll be a bit more cautious on Canada, as much of the story is now discounted at these relatively low bond yields. However, we continue to expect Australia to perform quite well. Australia is at a different point of its economic cycle, and we think that there is potential for double-digit returns going forward. Australia, therefore, is currently one of our largest overweights in the Portfolio.

COMMENT, IF YOU CAN, ON THE ECONOMIC CONDITIONS IN THE U.S., AND THE EFFECTS, PAST OR EXPECTED, FEDERAL RESERVE MONETARY POLICY HAS ON INTERNATIONAL BOND MARKETS.

RPB: Historically, I think, the economic conditions in the U.S. and the behavior of its central bank had much more impact globally than is currently the case. If we remember what happened in 1994, for example, there was a great sell-off in the global bond markets as a result of what was going on in the U.S. Today, that sort of impact is not so much the case.
  At the beginning of the year, we were a bit cautious on the global bond markets because of our negative view on the U.S. Still this has turned out to be justified -- the U.S. was the only bond market to post negative returns through the first six months of the year -- we quickly recognized the independence of the other global markets. While Japan had somewhat positive returns, Europe just went off to the races, followed by the strong performance posted by the other dollar-block markets. Clearly, this was different from the U.S. impact we witnessed in 1994.
  To offer an explanation, I believe there is currently a segmentation in the global economy that is inconsistent with what we've seen in the past. Despite the fact that the U.S. continued to come along with above-trend economic growth, Europe lagged behind with its inability to stage any type of material economic recovery.
  To the extent this incongruity between U.S. and global economies prevails, we can expect to see dissimilar bond market returns in the future. Looking forward six to nine months, though, this divergence will probably come back into line as the European economies recover. Currently, however, because of the varying economic cycles, we see less of a U.S. affect on the global bond markets.

IN GENERAL, WHAT KIND OF INVESTMENT ENVIRONMENT DO YOU SEE DEVELOPING IN INTERNATIONAL MARKETS GOING INTO 1997? WHAT STRATEGY WOULD YOU EMPLOY FOR THE NON-U.S. FIXED INCOME PORTFOLIO GIVEN YOUR EXPECTED SCENARIO?

RPB: Over the next three months, we continue to believe the nondollar universe offers a great diversification opportunity as well as a great outright opportunity for beating cash -- especially on a fully-hedged basis. More specifically, the high-yielding European and dollar-block markets should continue to carry the potential for double-digit returns.
  In general, with the deflationary trends and the lack of an inflation threat, it's difficult to be too pessimistic on the global bond markets going forward. The one caveat is that my views, I'm sure, would not be that different from many other investors views -- so you always have to be wary of the fact that a story is already discounted in the bond markets.
  The financial markets are very adept at discounting a story quickly and pricing in the full opportunity as soon as possible -- and that's why we would expect a high-yielding European bond story to be realized sooner rather than later. Since the currently benign inflation story has been discounted, you have to ask yourself at what time in 1997 will a global economic growth story be discounted -- at which point would bond investors start requiring slightly higher risk premium for the risk of a cyclical uptick in inflation.
  For now, though, our guess is that the bond markets will offer good returns outside the U.S. in 1997, and that probably a larger portion of the full-year returns will be realized in the first half of 1997. If such is the case, global duration management will be more important to our strategy than country selection.

Fund facts

INVESTMENT OBJECTIVE

The JPM Institutional International Bond Fund seeks to provide a high total return consistent with moderate risk of capital, from a portfolio of international fixed income securities. It is designed for investors who seek exposure to international bond markets in their investment portfolios.The Portfolio's benchmark is The Salomon Brothers Non-U.S. Government Bond Index (currency hedged).

--------------------------------------------------------------------------------
INCEPTION DATE

12/1/94

--------------------------------------------------------------------------------
NET ASSETS AS OF 9/30/96

$13,309,588

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE

12/27/96

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)

12/27/96

EXPENSE RATIO
The Fund's annual expense ratio of 0.65% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping Fund shares, or for wiring redemption proceeds from the Fund.

FUND HIGHLIGHTS
ALL DATA AS OF SEPTEMBER 30, 1996

PORTFOLIO ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)


[Pie Chart]

[FOLLOWING IS AN EDGAR REPRESENTATION OF THE PIE CHART]

--------------------------------------------------------------------
       Japan                    14.4%
       Germany                  13.3%
       Italy                    11.8%
       United Kingdom           11.3%
       Sweden                   10.2%
       Canada                    5.3%
       Australia                 4.7%
       Austria                   4.5%
       Belgium                   4.1%
       Short-term holdings       6.8%
       Other                    13.6%
--------------------------------------------------------------------



30-DAY SEC YIELD
5.25%

DURATION
4.4 years

FUNDS DISTRIBUTOR, INC. IS THE DISTRIBUTOR FOR THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND (THE "FUND"). SIGNATURE BROKER-DEALER SERVICES, INC. SERVED AS THE FUND'S DISTRIBUTOR PRIOR TO AUGUST 1, 1996.

MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("MORGAN")SERVES AS PORTFOLIO INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT FOR CUSTOMERS. INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, MORGAN OR ANY OTHER BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND CAN FLUCTUATE, SO AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance data quoted herein represent past performance. Please remember that past performance is not a guarantee of future performance. Fund returns are net of fees and assume the reinvestment of Fund distributions. Had expenses not been subsidized, returns would have been lower. The Fund invests all of its investable assets in The Non-U.S. Fixed Income Portfolio (the "Portfolio"), a separately registered investment company which is not available to the public but only to other collective investment vehicles such as the Fund. The Portfolio invests in foreign securities which are subject to special risks; prospective investors should refer to the Fund's Prospectus for a discussion of these risks.

MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES OF THE PROSPECTUS BY CALLING J.P. MORGAN FUNDS SERVICES AT (800) 766-7722.

THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

ASSETS
Investment in The Non-U.S. Fixed Income
  Portfolio ("Portfolio"), at value      $13,468,013
Receivable for Expense Reimbursements         22,502
Deferred Organization Expenses                14,903
Prepaid Expenses and Other Assets                 64
                                         -----------
    Total Assets                          13,505,482
                                         -----------

LIABILITIES
Payable for Shares of Beneficial
  Interest Redeemed                          164,000
Shareholder Servicing Fee Payable              1,082
Administrative Services Fee Payable              689
Administration Fee Payable                        46
Accrued Trustees' Fees and Expenses               45
Fund Services Fee Payable                         31
Accrued Expenses                              30,001
                                         -----------
    Total Liabilities                        195,894
                                         -----------

NET ASSETS
Applicable to 1,177,708 Shares of
  Beneficial Interest Outstanding
  (par value $0.001, unlimited shares
  authorized)                            $13,309,588
                                         -----------
                                         -----------
Net Asset Value, Offering and
  Redemption Price Per Share                  $11.30
                                               -----
                                               -----

ANALYSIS OF NET ASSETS
Paid-in Capital                          $12,202,613
Undistributed Net Investment Income          747,856
Accumulated Net Realized Gain on
  Investment and Foreign Currency
  Transactions                                61,578
Net Unrealized Appreciation of
  Investment and Foreign Currency
  Translations                               297,541
                                         -----------
    Net Assets                           $13,309,588
                                         -----------
                                         -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM
  PORTFOLIO
Allocated Interest Income (Net of
  Foreign Withholding Tax of $7,046)              $412,784
Allocated Portfolio Expenses                       (37,178)
                                                  --------
    Net Investment Income Allocated
    from Portfolio                                 375,606

FUND EXPENSES
Printing Expenses                        $16,767
Transfer Agent Fees                       16,406
Professional Fees                         12,750
Registration Fees                         11,269
Amortization of Organization Expenses      6,787
Shareholder Servicing Fee                  6,684
Administrative Services Fee                1,729
Administration Fee                           769
Fund Services Fee                            304
Trustees' Fees and Expenses                  172
Miscellaneous                              5,724
                                         -------
    Total Fund Expenses                   79,361
Less: Reimbursement of Expenses          (71,245)
                                         -------

NET FUND EXPENSES                                    8,116
                                                  --------
NET INVESTMENT INCOME                              367,490

NET REALIZED GAIN ON INVESTMENT AND
  FOREIGN CURRENCY TRANSACTIONS
  ALLOCATED FROM PORTFOLIO                         590,402

NET CHANGE IN UNREALIZED APPRECIATION
  OF INVESTMENT AND FOREIGN CURRENCY
  TRANSLATIONS ALLOCATED FROM PORTFOLIO           (155,561)
                                                  --------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                 $802,331
                                                  --------
                                                  --------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD
                                                               DECEMBER 1, 1994
                                           FOR THE FISCAL      (COMMENCEMENT OF
                                             YEAR ENDED         OPERATIONS) TO
                                         SEPTEMBER 30, 1996   SEPTEMBER 30, 1995
                                         ------------------   ------------------

INCREASE IN NET ASSETS

FROM OPERATIONS
Net Investment Income                        $   367,490         $    164,345
Net Realized Gain (Loss) on Investment
  and Foreign Currency Transactions
  Allocated from Portfolio                       590,402              (28,335)
Net Change in Unrealized Appreciation
  of Investment and Foreign Currency
  Translations Allocated from Portfolio         (155,561)             453,102
                                         ------------------   ------------------
    Net Increase in Net Assets
    Resulting from Operations                    802,331              589,112
                                         ------------------   ------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                 --              (35,969)
Net Realized Gain                               (179,451)                  --
                                         ------------------   ------------------
    Total Distributions to Shareholders         (179,451)             (35,969)
                                         ------------------   ------------------

TRANSACTIONS IN SHARES OF BENEFICIAL
  INTEREST
Proceeds from Shares of Beneficial
  Interest Sold                               12,658,600           17,373,146
Reinvestment of Dividends and
  Distributions                                  179,445               31,559
Cost of Shares of Beneficial Interest
  Redeemed                                    (4,384,337)         (13,724,948)
                                         ------------------   ------------------
    Net Increase from Transactions in
    Shares of Beneficial Interest              8,453,708            3,679,757
                                         ------------------   ------------------
    Total Increase in Net Assets               9,076,588            4,232,900

NET ASSETS
Beginning of Period                            4,233,000                  100
                                         ------------------   ------------------
End of Period (including undistributed
  net investment income of $747,856 and
  $0, respectively)                          $13,309,588         $  4,233,000
                                         ------------------   ------------------
                                         ------------------   ------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                FOR THE PERIOD
                                                               DECEMBER 1, 1994
                                           FOR THE FISCAL      (COMMENCEMENT OF
                                             YEAR ENDED         OPERATIONS) TO
                                         SEPTEMBER 30, 1996   SEPTEMBER 30, 1995
                                         ------------------   ------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $ 11.12             $10.00
                                         ------------------   ------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                             0.31               0.49
Net Realized and Unrealized Gain on
  Investment and Foreign Currency
  Allocated from Portfolio                        0.95               0.78
                                         ------------------   ------------------
Total from Investment Operations                  1.26               1.27
                                         ------------------   ------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                               --              (0.15)
Net Realized Gain                                (1.08)                --
                                         ------------------   ------------------
Total Distributions to Shareholders              (1.08)             (0.15)
                                         ------------------   ------------------

NET ASSET VALUE, END OF PERIOD                 $ 11.30             $11.12
                                         ------------------   ------------------
                                         ------------------   ------------------
Total Return                                     12.09%             12.83%(a)
                                         ------------------   ------------------
                                         ------------------   ------------------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in
  thousands)                                   $13,310             $4,233
Ratios to Average Net Assets
  Expenses                                        0.65%              0.60%(b)
  Net Investment Income                           5.28%              5.82%(b)
  Decrease Reflected in Expense Ratio
    due to Expense Reimbursement                  1.02%              1.90%(b)(c)

------------------------
(a)Not annualized

(b)Annualized

(c)After consideration of certain state limitations.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The JPM Institutional International Bond Fund (the "Fund") is a separate series of The JPM Institutional Funds, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund commenced operations on December 1, 1994.

The Fund invests all of its investable assets in The Non-U.S. Fixed Income Portfolio (the "Portfolio"), a no-load, non-diversified, open-end management investment company having the same investment objective as the Fund. The value of such investment included in the Statement of Assets and Liabilities reflects the Fund's proportionate interest in the net assets of the Portfolio (9% at September 30, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

    a)Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

    b)The Fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the Portfolio each day. All the net investment income and realized and unrealized gain and loss of the Portfolio is allocated pro rata among the Fund and other investors in the Portfolio at the time of such determination.

    c)The Fund declares and pays income dividends annually. Distributions to shareholders of net realized capital gain, if any, are declared and paid annually.

    d)The Fund incurred organization expenses in the amount of $32,867. These costs were deferred and are being amortized on a straight-line basis over a five-year period from the commencement of operations.

    e)Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary. The Fund, for federal income tax purposes, has an October 31 year end.

    f)Expenses incurred by the Trust with respect to any two or more funds in the Trust are allocated in proportion to the net assets of each fund in the Trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

    g)The Fund accounts for and reports distributions to shareholders in accordance with "Statement of Position 93-2 Determination, Disclosure, and Financial Statement Presentation of Income, Capital

THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 1996
--------------------------------------------------------------------------------
      Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement was to decrease accumulated net realized gain on investment and foreign currency transactions by $386,458, increase undistributed net investment income by $380,366, and increase paid-in capital by $6,092. The adjustments are primarily attributable to foreign currency gains. Net investment income, net realized gains and net assets were not affected by this change.

2. TRANSACTIONS WITH AFFILIATES

    a)The Trust had retained Signature Broker-Dealer Services, Inc. ("Signature") to serve as administrator and distributor. Under an Administration Agreement, Signature provided administrative services necessary for the operations of the Fund, furnished office space and facilities required for conducting the business of the Fund and paid the compensation of the Fund's officers affiliated with Signature. Until December 28, 1995, the agreement provided for a fee to be paid to Signature at an annual rate determined by the following schedule: 0.04% of the first $1 billion of the aggregate average daily net assets of the Trust, as well as two other affiliated fund families for which Signature acted as administrator, 0.032% of the next $2 billion of such net assets, 0.024% of the next $2 billion of such net assets, and 0.016% of such net assets in excess of $5 billion. The daily equivalent of the fee rate was applied each day to the net assets of the Fund. For the period October 1, 1995 through December 28, 1995, Signature's fee for these services amounted to $147.

      Effective December 29, 1995, the Administration Agreement was amended such that the fee charged was equal to the Fund's proportionate share of a complex-wide fee based on the following annual schedule: 0.03% on the first $7 billion of the aggregate average daily net assets of the Portfolio and the other portfolios (the "Master Portfolios") in which series of the Trust, The JPM Pierpont Funds or The JPM Advisor Funds invest and 0.01% of the aggregate average daily net assets of the Master Portfolios in excess of $7 billion. The portion of this charge paid by the Fund was determined by the proportionate share its net assets bore to the total net assets of the Trust, The JPM Pierpont Funds, The JPM Advisor Funds and the Master Portfolios. For the period December 29, 1995 through July 31, 1996, Signature's fee for these services amounted to $542. The Administration Agreement with Signature was terminated July 31, 1996.

      Effective August 1, 1996, certain administrative functions formerly provided by Signature are provided by Funds Distributor, Inc. ("FDI"), a registered broker-dealer, and by Morgan Guaranty Trust Company of New York ("Morgan"). FDI also serves as the Fund's distributor. Under a Co-Administration Agreement between FDI and the Trust on behalf of the Fund, the Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust, The JPM Pierpont Funds, The JPM Advisor Funds and the Master Portfolios. For the period from August 1, 1996 through September 30, 1996, the fee for these services amounted to $80.

    b)Until August 31, 1995, the Trust, on behalf of the Fund, had a Financial and Fund Accounting Services Agreement with Morgan which provided that Morgan would receive a fee, based on the percentage described below, for overseeing certain aspects of the administration and operation of the Fund and that

THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 1996
--------------------------------------------------------------------------------
      was also designed to provide an expense limit for certain expenses of the Fund. This fee was calculated exclusive of the shareholder servicing fee, the fund services fee and amortization of organization expenses at 0.05% of the Fund's average daily net assets. From September 1, 1995 until December 28, 1995, an interim agreement between the Trust, on behalf of the Fund, and Morgan provided for the continuation of the oversight functions that were outlined under the prior agreement and that Morgan should bear all of its expenses incurred in connection with these services.

      Effective December 29, 1995, the Trust, on behalf of the Fund, entered into an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Fund had agreed to pay Morgan a fee equal to its proportionate share of an annual complex-wide charge. Until July 31, 1996, this charge was calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following annual schedule: 0.06% on the first $7 billion of the Master Portfolios' aggregate average daily net assets and 0.03% of the Master Portfolios' aggregate average daily net assets in excess of $7 billion. The portion of this charge paid by the Fund was determined by the proportionate share its net assets bore to the net assets of the Trust, the Master Portfolios and other investors in the Master Portfolios for which Morgan provided similar services. For the period from December 29, 1995 through July 31, 1996, Morgan's fee for these services amounted to $1,040.

      Effective August 1, 1996, the Services Agreement was amended such that the annual complex-wide charge is calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following schedule:
      0.09% on the first $7 billion of the Master Portfolios' aggregate average daily net assets and 0.04% of the Master Portfolios' aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The allocation of the Fund's portion of this charge is described above (see Note 2a). For the period August 1, 1996 through September 30, 1996, the fee for these services amounted to $689.

      In addition, Morgan has agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses of the Fund, including the expenses allocated to the Fund from the Portfolio, at no more than 0.65% of the average daily net assets of the Fund through January 31, 1997. For the fiscal year ended September 30, 1996, Morgan has agreed to reimburse the Fund $71,245 for expenses under this agreement.

    c)The Trust, on behalf of the Fund, has a Shareholder Servicing Agreement with Morgan. Until December 28, 1995, the agreement provided for the Fund to pay Morgan a fee for these services which was computed daily and paid monthly at an annual rate of 0.05% of the average daily net assets of the Fund. For the period October 1, 1995 through December 28, 1995, the fee for these services amounted to $280.

      Effective December 29, 1995, the Shareholder Servicing Agreement was amended such that the annual rate for providing these services was changed to 0.10% of the average daily net assets of the Fund. For the period December 29, 1995 through September 30, 1996, the fee for these services amounted to $6,404.

THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

    d)The Trust, on behalf of the Fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of Group. The Fund's allocated portion of Group's costs in performing its services amounted to $304 for the fiscal year ended September 30, 1996.

    e)An aggregate annual fee of $65,000 is paid to each Trustee for serving as a Trustee of the Trust, The JPM Pierpont Funds and the Master Portfolios. The Trustees' Fees and Expenses shown in the financial statements represents the Fund's allocated portion of the total fees and expenses. The Trust's Chairman and Chief Executive Officer also serves as Chairman of Group and received compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $39.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the Fund were as follows:

                                                           FOR THE PERIOD
                                                             DECEMBER 1,
                                                                1994
                                                            (COMMENCEMENT
                                         FOR THE FISCAL          OF
                                           YEAR ENDED      OPERATIONS) TO
                                          SEPTEMBER 30,     SEPTEMBER 30,
                                              1996              1995
                                         ---------------   ---------------
Shares of beneficial interest sold.....     1,176,106         1,648,390
Reinvestment of dividends and
 distributions.........................        17,074             3,022
Shares of beneficial interest
 redeemed..............................      (396,016)       (1,270,878)
                                         ---------------   ---------------
Net Increase...........................       797,164           380,534
                                         ---------------   ---------------
                                         ---------------   ---------------

Report of Independent Accountants

To the Trustees and Shareholders of
The JPM Institutional International Bond Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The JPM Institutional International Bond Fund (one of the series constituting part of The JPM Institutional Funds, hereafter referred to as the "Fund") at September 30, 1996, the results of its operations for the year then ended, and the changes in net assets and the financial highlights for the year then ended and for the period December 1, 1994 (commencement of operations) through September 30, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
November 22, 1996

The Non-U.S. Fixed Income Portfolio
Annual Report September 30, 1996

(The following pages should be read in conjuction with the JPM Institutional International Bond Fund
Annual Financial Statements)

THE NON-U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

   PRINCIPAL
     AMOUNT
(LOCAL CURRENCY
     000'S
  OMITTED)(1)                    SECURITY DESCRIPTION                    VALUE
----------------   -------------------------------------------------  ------------
CORPORATE OBLIGATIONS (23.7%)
CANADA (2.8%)
 GBP      2,617    Hydro-Quebec, 6.50% due 12/09/98 ................  $  4,055,615
                                                                      ------------

FRANCE (1.9%)
 FRF     12,300    Electricite de France, 8.60% due 04/09/04 .......     2,768,497
                                                                      ------------

GERMANY (7.5%)
 ITL   5,595,000   Bayerische Landesbank Girozentrale, 10.75% due
                     03/01/03 ......................................     4,142,351
 DEM     5,000     Deutsche Pfandbriefe Hypobank, 5.63% due
                     02/07/03, 144A ................................     3,279,430
 DEM     5,000     KFW International Finance, 6.75% due 02/08/02 ...     3,479,723
                                                                      ------------
                                                                        10,901,504
                                                                      ------------

JAPAN (2.4%)
 DEM     5,000     Export Import Bank, 6.50% due 05/19/00 ..........     3,471,528
                                                                      ------------

THAILAND (2.4%)
 USD      3,500    Krung Thai Bank Public Company Ltd, 6.73% due
                     03/27/97, FRN .................................     3,516,097
                                                                      ------------

UNITED KINGDOM (6.7%)
 GBP      3,000    MEPC PLC, 8.75% due 12/07/06 ....................     4,734,167
 GBP      3,300    Royal Bank of Scotland, 7.88% due 12/07/06 ......     5,036,685
                                                                      ------------
                                                                         9,770,852
                                                                      ------------
                       TOTAL CORPORATE OBLIGATIONS (COST
                         $33,763,003) ..............................    34,484,093
                                                                      ------------

GOVERNMENT OBLIGATIONS (66.3%)
AUSTRALIA (4.6%)
 AUD     9,150     Government of Australia, 6.75% due 11/15/06 .....     6,720,629
                                                                      ------------

AUSTRIA (4.5%)
 DEM     9,000     Autobahnen Und Schnellstr Finance Agency, 7.13%
                     due 12/22/99 ..................................     6,295,955
 JPY      25,000   Republic of Austria, 3.75% due 02/03/09 .........       237,654
                                                                      ------------
                                                                         6,533,609
                                                                      ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NON-U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

   PRINCIPAL
     AMOUNT
(LOCAL CURRENCY
     000'S
  OMITTED)(1)                    SECURITY DESCRIPTION                    VALUE
----------------   -------------------------------------------------  ------------
BELGIUM (4.1%)
                   Kingdom of Belgium ..............................
 BEF    110,000    7.00% due 05/15/06 ..............................  $  3,696,331
 BEF     63,000    7.75% due 12/22/00 ..............................     2,225,769
                                                                      ------------
                                                                         5,922,100
                                                                      ------------

CANADA (2.4%)
                   Government of Canada ............................
 CAD     2,091     7.00% due 12/01/06 ..............................     1,519,415
 CAD     2,450     9.00% due 06/01/25 ..............................     2,064,471
                                                                      ------------
                                                                         3,583,886
                                                                      ------------

DENMARK (2.5%)
 DKK    19,650     Kingdom of Denmark, 8.00% due 05/15/03 ..........     3,642,101
                                                                      ------------

GERMANY (5.7%)
 DEM     5,200     Federal Republic of Germany, 9.00% due
                     01/22/01 ......................................     3,942,449
 DEM     5,950     Germany Unity Fund, 8.00% due 01/21/02 ..........     4,395,603
                                                                      ------------
                                                                         8,338,052
                                                                      ------------

IRELAND (1.5%)
 ESP    250,000    Republic of Ireland, 10.55% due 02/21/02 ........     2,202,504
                                                                      ------------

ITALY (11.7%)
 ITL  25,500,000   Republic of Italy, 8.50% due 08/01/99(3) ........    17,060,312
                                                                      ------------

JAPAN (11.8%)
                   Government of Japan .............................
 JPY   1,168,000   No. 157, 4.50% due 06/20/03 .....................    11,781,199
 JPY    300,000    No. 182, 3.00% due 09/20/05 .....................     2,730,235
 JPY    300,000    No. 32, 3.70% due 03/21/16 ......................     2,775,008
                                                                      ------------
                                                                        17,286,442
                                                                      ------------

SPAIN (2.9%)
 ESP    497,000    Government of Spain, 10.10% due 02/28/01 ........     4,268,847
                                                                      ------------

SWEDEN (10.1%)
 SEK     86,800    Kingdom of Sweden, 10.25% due 05/05/00 ..........    14,699,336
                                                                      ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NON-U.S. FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

   PRINCIPAL
     AMOUNT
(LOCAL CURRENCY
     000'S
  OMITTED)(1)                    SECURITY DESCRIPTION                    VALUE
----------------   -------------------------------------------------  ------------
UNITED KINGDOM (4.5%)
                   Treasury Gilt ...................................
 GBP      3,200    7.50% due 12/07/06 ..............................  $  4,948,155
 GBP      1,000    8.00% due 12/07/00 ..............................     1,622,026
                                                                      ------------
                                                                         6,570,181
                                                                      ------------
                       TOTAL GOVERNMENT OBLIGATIONS (COST
                         $96,448,768) ..............................    96,827,999
                                                                      ------------

SUPRANATIONAL OBLIGATIONS (2) (2.3%)
                   European Investment Bank ........................
 ITL   1,700,000   10.875% due 12/14/05 ............................     1,301,206
 ITL   2,537,000   12.20% due 02/18/03 .............................     1,994,988
                                                                      ------------
                       TOTAL SUPRANATIONAL OBLIGATIONS (COST
                         $3,002,392) ...............................     3,296,194
                                                                      ------------
SHORT-TERM INVESTMENTS (6.7%)
U.S. TREASURY OBLIGATIONS (0.2%)
            330    United States Treasury Bills 5.03% due 10/10/96
                     (3) ...........................................       329,588
                                                                      ------------

TIME DEPOSITS (6.5%)
                   State Street Bank & Trust Co. London,
           9,464   4.50% due 10/01/96 ..............................     9,464,000
                                                                      ------------
                       TOTAL SHORT-TERM INVESTMENTS (COST
                         $9,793,588) ...............................     9,793,588
                                                                      ------------
                   TOTAL INVESTMENTS (COST $143,007,751) (99.0%) ...   144,401,874
                   OTHER ASSETS IN EXCESS OF LIABILITIES (1.0%) ....     1,501,139
                                                                      ------------
                   NET ASSETS (100.0%) .............................  $145,903,013
                                                                      ------------
                                                                      ------------

------------------------------
(1) Principal is in the local currency of the country in which the currency is traded, which may not be the country of origin.

(2)  International Agencies.

(3) Amount segregated as collateral for initial and variation margin on futures contracts.

144A -- Securities restricted for sale to Qualified Institutional Buyers.

FRN -- Floating Rate Note. Maturity date reflects the later of the next interest rate change or the next put date.

NOTE: Based on the cost of investments of $143,860,133 for federal income tax purposes at September 30, 1996, the aggregate gross unrealized appreciation was $2,223,037 and the aggregate gross unrealized depreciation was $1,681,296 resulting in net unrealized appreciation of investments of $541,741.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NON-U.S. FIXED INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost
  $143,007,751)                          $144,401,874
Cash                                              289
Foreign Currency at Value (Cost
  $1,100,560)                               1,091,502
Interest Receivable                         4,178,839
Unrealized Appreciation on Open Forward
  Foreign Currency Contracts                2,469,370
Variation Margin Receivable                    20,817
Prepaid Expenses and Other Assets                 694
                                         ------------
    Total Assets                          152,163,385
                                         ------------

LIABILITIES
Payable for Investments Purchased           5,621,315
Unrealized Depreciation on Open Forward
  Foreign Currency Contracts                  483,738
Advisory Fee Payable                           44,163
Custody Fee Payable                            42,779
Administrative Services Fee Payable             8,791
Fund Services Fee Payable                         417
Accrued Expenses                               59,169
                                         ------------
    Total Liabilities                       6,260,372
                                         ------------

NET ASSETS
Applicable to Investors' Beneficial
  Interests                              $145,903,013
                                         ------------
                                         ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NON-U.S. FIXED INCOME PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest Income (Net of Foreign
  Withholding Tax of $161,688)                         $12,311,478

EXPENSES
Advisory Fee                             $    737,543
Custodian Fees and Expenses                   185,765
Professional Fees and Expenses                 61,761
Administrative Services Fee                    37,344
Administration Fee                             19,702
Fund Services Fee                              11,488
Trustees' Fees and Expenses                     4,704
Registration Fees                                 610
Miscellaneous                                   8,333
                                         ------------
    Total Expenses                                       1,067,250
                                                       -----------
NET INVESTMENT INCOME                                   11,244,228

NET REALIZED GAIN (LOSS) ON
  Investment Transactions (including
    $609,045 net realized gain from
    futures contracts)                     24,626,070
  Foreign Currency Transactions           (12,455,405)
                                         ------------
    Net Realized Gain                                   12,170,665

NET CHANGE IN UNREALIZED APPRECIATION
  OF
  Investments (including $37,114 net
    unrealized appreciation from
    futures contracts)                     (2,527,178)
  Foreign Currency Contracts and
    Translations                            4,341,578
                                         ------------
    Net Change in Unrealized
    Appreciation                                         1,814,400
                                                       -----------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                      $25,229,293
                                                       -----------
                                                       -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NON-U.S. FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             FOR THE
                                                             PERIOD
                                                           OCTOBER 11,
                                                              1994
                                                          (COMMENCEMENT
                                                               OF
                                         FOR THE FISCAL    OPERATIONS)
                                           YEAR ENDED          TO
                                         SEPTEMBER 30,    SEPTEMBER 30,
                                              1996            1995
                                         --------------   -------------

INCREASE IN NET ASSETS

FROM OPERATIONS
Net Investment Income                    $  11,244,228    $ 12,808,776
Net Realized Gain on Investments and
  Foreign Currency Transactions             12,170,665      15,591,851
Net Change in Unrealized Appreciation
  of Investments and Foreign Currency
  Translations                               1,814,400       1,562,643
                                         --------------   -------------
    Net Increase in Net Assets
    Resulting from Operations               25,229,293      29,963,270
                                         --------------   -------------

TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS
Contributions                              116,826,143     318,237,762
Withdrawals                               (262,275,340)    (82,178,215)
                                         --------------   -------------
    Net Increase (Decrease) from
    Investors' Transactions               (145,449,197)    236,059,547
                                         --------------   -------------
    Total Increase (Decrease) in Net
    Assets                                (120,219,904)    266,022,817

NET ASSETS
Beginning of Period                        266,122,917         100,100
                                         --------------   -------------
End of Period                            $ 145,903,013    $266,122,917
                                         --------------   -------------
                                         --------------   -------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                            FOR THE PERIOD
                                                              OCTOBER 11,
                                                                 1994
                                                             (COMMENCEMENT
                                          FOR THE FISCAL          OF
                                            YEAR ENDED      OPERATIONS) TO
                                           SEPTEMBER 30,     SEPTEMBER 30,
                                               1996              1995
                                         -----------------  ---------------

RATIOS TO AVERAGE NET ASSETS
  Expenses                                       0.51%            0.55%(a)
  Net Investment Income                          5.34%            5.73%(a)
Portfolio Turnover                                330%             288%(b)

------------------------
(a)Annualized.

(b)Not annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE NON-U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30,1996
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Non-U.S. Fixed Income Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no-load, non-diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Portfolio's investment objective is to provide a high total return, consistent with moderate risk of capital, from a portfolio of international fixed income securities. The Portfolio commenced operations on October 11, 1994. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio.

Investments in international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in foreign countries could adversely affect the liquidity or value, or both, of such securities in which the Portfolio is invested. The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments in a specific industy or region.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio:

    a)Portfolio securities with a maturity of 60 days or more, including securities that are listed on an exchange or traded over the counter, are valued using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange, or in the absence of recorded sales, at the readily available bid price on such exchange or at the quoted bid price in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security and (ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. If such prices are not supplied by the Portfolio's independent pricing services, such securities are priced in accordance with procedures adopted by the Trustees. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Trustees.

    b)The books and records of the Portfolio are maintained in U.S. dollars. The market values of investment securities, other assets and liabilities and forward contracts stated in foreign currencies are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in the exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations.

THE NON-U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30,1996
--------------------------------------------------------------------------------

      Although the net assets of the Portfolio are presented at the exchange rates and market values prevailing at the end of the period, the Portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

    c)Securities transactions are recorded on a trade date basis. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

    d)The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Portfolio's Trustees and the change in the market value is recorded by the Portfolio as unrealized appreciation or depreciation of forward foreign currency contract translations. At September 30, 1996, the Portfolio had open forward foreign currency contracts as follows:

      SUMMARY OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                                        U.S. DOLLAR     NET UNREALIZED
                                                                         VALUE AT       APPRECIATION/
                                                     COST/PROCEEDS        9/30/96       (DEPRECIATION)
                                                    ---------------   ---------------   --------------
PURCHASE CONTRACTS
--------------------------------------------------
British Pound 6,203,594, expiring 11/12/96            $ 9,666,126       $   9,697,646     $  31,520
Canadian Dollar 4,274,247, expiring 11/12/96            3,126,735           3,143,674        16,939
Danish Krone 39,121,397, expiring 11/12/96              6,817,950           6,696,958      (120,992)
German Mark 11,500,000, expiring 11/12/96               7,631,055           7,560,631       (70,424)
Italian Lira 2,213,279,722, expiring 11/12/96           1,447,212           1,450,229         3,017
Japanese Yen 1,547,005,566, expiring 11/12/96          14,154,636          13,972,737      (181,899)
Spanish Peseta 789,000,000, expiring 11/12/96           6,166,952           6,135,931       (31,021)

THE NON-U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30,1996
--------------------------------------------------------------------------------

                                                                        U.S. DOLLAR     NET UNREALIZED
                                                                         VALUE AT        APPRECIATION/
                                                     COST/PROCEEDS        9/30/96       (DEPRECIATION)
                                                    ---------------   ---------------   ---------------
SALES CONTRACTS
--------------------------------------------------
Australian Dollar 8,446,934 , expiring 11/12/96       $ 6,697,007       $   6,666,362     $   30,645
British Pound 16,689,316, expiring 11/12/96            26,124,169          26,089,246         34,923
Belgian Franc 184,249,819, expiring 11/12/96            6,050,897           5,886,695        164,202
Canadian Dollar 9,070,813 expiring 11/12/96             6,627,067           6,671,511        (44,444)
Danish Krone 61,083,736 expiring 11/12/96              10,683,364          10,456,559        226,805
French Franc 14,528,238 expiring 11/12/96               2,868,359           2,821,624         46,735
German Mark 50,957,906 expiring 11/12/96               34,341,446          33,502,082        839,364
Italian Lira 40,050,418,380 expiring 11/12/96          26,381,692          26,242,636        139,056
Japanese Yen 3,540,149,321 expiring 11/12/96           32,622,768          31,975,047        647,721
Spanish Peseta 1,722,474,512 expiring 11/12/96         13,676,523          13,395,419        281,104
Swedish Krona 100,622,705 expiring 11/12/96            15,177,268          15,204,887        (27,619)
                                                                                        ---------------
NET UNREALIZED APPRECIATION ON FORWARD FOREIGN
 CURRENCY CONTRACTS                                                                       $1,985,632
                                                                                        ---------------
                                                                                        ---------------

    e)Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The Portfolio invests in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities the Portfolio intends to puchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. Future transactions during the fiscal year ended September 30, 1996 are summarized as follows:

                                         NUMBER OF    PRINCIPAL AMOUNT
                                         CONTRACTS      OF CONTRACTS
                                         ----------   ----------------
Contracts opened                             352        $ 32,320,726
Contracts closed                            (338)        (31,199,221)
                                         ----------   ----------------
Contracts open at end of year                 14        $  1,121,505
                                         ----------   ----------------
                                         ----------   ----------------

THE NON-U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30,1996
--------------------------------------------------------------------------------

      SUMMARY OF OPEN CONTRACTS AT SEPTEMBER 30, 1996

                                                             NET
                                           CONTRACTS     UNREALIZED
                                             LONG       APPRECIATION
                                         -------------  -------------
Ten-Year Spanish Government Note,
 expiring December 1996                         14      $     37,114
                                         -------------  -------------
                                         -------------  -------------

    f)The Portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The Portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

2. TRANSACTIONS WITH AFFILIATES

    a)The Portfolio has an Investment Advisory Agreement with Morgan Guaranty Trust Company of New York ("Morgan"). Under the terms of the agreement, the Portfolio pays Morgan at an annual rate of 0.35% of the Portfolio's average daily net assets. For the fiscal year ended September 30, 1996, such fees amounted to $737,543.

    b)The Portfolio had retained Signature Broker-Dealer Services, Inc. ("Signature") to serve as administrator and exclusive placement agent. Under an Administration Agreement, Signature provided administrative services necessary for the operations of the Portfolio, furnished office space and facilities required for conducting the business of the Portfolio and paid the compensation of the Portfolio's officers affiliated with Signature. Until December 28, 1995, the agreement provided for a fee to be paid to Signature at an annual rate determined by the following schedule:
      0.01% of the first $1 billion of the aggregate average daily net assets of the Portfolio and the other portfolios subject to the agreement, 0.008% of the next $2 billion of such net assets, 0.006% of the next $2 billion of such net assets, and 0.004% of such net assets in excess of $5 billion. The daily equivalent of the fee rate was applied each day to the net assets of the Portfolio. For the period October 1, 1995 through December 28, 1995, such fees amounted to $4,006.

      Effective December 29, 1995, the Administration Agreement was amended such that the fee charged was equal to the Portfolio's proportionate share of a complex-wide fee based on the following annual schedule: 0.03% on the first $7 billion of the aggregate average daily net assets of the Portfolio and the other portfolios (the "Master Portfolios") in which The JPM Pierpont Funds, The JPM Institutional Funds or The JPM Advisor Funds invest and 0.01% on the aggregate average daily net assets of the Master Portfolios in excess of $7 billion. The portion of this charge paid by the Portfolio was determined by the proportionate share its net assets bore to the total net assets of The JPM Pierpont Funds, The JPM Institutional Funds, The JPM Advisor Funds and the Master Portfolios. For the period from December 29, 1995 through July 31, 1996, such fees amounted to $14,958. The Administration Agreement with Signature was terminated July 31, 1996.

      Effective August 1, 1996, certain administrative functions formerly provided by Signature are provided by Funds Distributor, Inc. ("FDI"), a registered broker dealer, and by Morgan. FDI also serves as the

THE NON-U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30,1996
--------------------------------------------------------------------------------
      Portfolio's exclusive placement agent. Under a Co-Administration Agreement between FDI and the Portfolio, the Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Portfolio is based on the ratio of the Portfolio's net assets to the aggregate net assets of the The JPM Pierpont Funds, The JPM Institutional Funds, The JPM Advisor Funds and the Master Portfolios. For the period August 1, 1996 through September 30, 1996, the fee for these services amounted to $738.

    c)Until August 31, 1995, the Portfolio had a Financial and Fund Accounting Services Agreement with Morgan which provided that Morgan would receive a fee, based on the percentages described below, for overseeing certain aspects of the administration and operation of the Portfolio and was also designed to provide an expense limit for certain expenses of the Portfolio. This fee was calculated exclusive of the advisory fee, custody expenses, fund services fee, and brokerage costs at 0.12% of the Portfolio's average daily net assets up to $200 million, 0.08% of the next $200 million of average daily net assets, and 0.04% on any excess over $400 million. From September 1, 1995 until December 28, 1995, an interim agreement between the Portfolio and Morgan provided for the continuation of the oversight functions that were outlined under the prior agreement and that Morgan should bear all of its expenses incurred in connection with these services.

      Effective December 29, 1995, the Portfolio entered into an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan was responsible for overseeing certain aspects of the administration and operation of the Portfolio. Under the Services Agreement, the Portfolio had agreed to pay Morgan a fee equal to its proportionate share of an annual complex-wide charge. Until July 31, 1996, this charge was calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following annual schedule: 0.06% on the first $7 billion of the Master Portfolios' aggregate average daily net assets and 0.03% of the Master Portfolios' aggregate average daily net assets in excess of $7 billion. The portion of this charge paid by the Portfolio was determined by the proportionate share its net assets bore to the net assets of the Master Portfolios and investors in the Master Portfolios for which Morgan provided similar services. For the period December 29, 1995 through July 31, 1996, the fee for these services amounted to $28,554.

      Effective August 1, 1996, the Services Agreement was amended such that the annual complex-wide charge is calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following annual schedule: 0.09% on the first $7 billion of the Master Portfolios' aggregate average daily net assets and 0.04% of the Master Portfolios' aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The allocation of the Fund's portion of this charge is described above (see Note 2b). For the period from August 1, 1996 through September 30, 1996, the fee for these services amounted to $8,790.

    d)The Portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's affairs. The Trustees of the Portfolio represent all the existing shareholders of Group. The Portfolio's allocated portion of Group's costs in performing its services amounted to $11,488 for the fiscal year ended September 30, 1996.

THE NON-U.S. FIXED INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30,1996
--------------------------------------------------------------------------------

    e)An aggregate annual fee of $65,000 is paid to each Trustee for serving as a Trustee of The JPM Pierpont Funds, The JPM Institutional Funds and the Master Portfolios. The Trustees' Fees and Expenses shown in the financial statements represents the Portfolio's allocated portion of the total fees and expenses. The Portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and received compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $1,500.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended September 30, 1996 were as follows:

                                           COST OF       PROCEEDS
                                          PURCHASES     FROM SALES
                                         ------------  ------------
                                         $598,281,454  $682,992,863
                                         ------------  ------------
                                         ------------  ------------

Report of Independent Accountants

To the Trustees and Investors of
The Non-U.S. Fixed Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The Non-U.S. Fixed Income Portfolio (the "Portfolio") at September 30, 1996, the results of its operations for the year then ended, and the changes in its net assets and its supplementary data for the year then ended and for the period October 11, 1994 (commencement of operations) through September 30, 1995, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
November 22, 1996

THE JPM INSTITUTIONAL MONEY MARKET FUND
THE JPM INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND
THE JPM INSTITUTIONAL TREASURY MONEY MARKET FUND
THE JPM INSTITUTIONAL SHORT TERM BOND FUND
THE JPM INSTITUTIONAL BOND FUND
THE JPM INSTITUTIONAL TAX EXEMPT BOND FUND
THE JPM INSTITUTIONAL NEW YORK TOTAL RETURN BOND FUND
THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND
THE JPM INSTITUTIONAL DIVERSIFIED FUND
THE JPM INSTITUTIONAL SELECTED U.S. EQUITY FUND
THE JPM INSTITUTIONAL U.S. SMALL COMPANY FUND
THE JPM INSTITUTIONAL INTERNATIONAL EQUITY FUND
THE JPM INSTITUTIONAL EMERGING MARKETS EQUITY FUND
THE JPM INSTITUTIONAL EUROPEAN EQUITY FUND
THE JPM INSTITUTIONAL JAPAN EQUITY FUND
THE JPM INSTITUTIONAL ASIA GROWTH FUND


FOR MORE INFORMATION ON THE JPM INSTITUTIONAL FAMILY OF FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT (800)766-7722.